SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - October 27, 2005

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

(State or other jurisdiction (Commission File     (IRS Employer
     of Incorporation)             Number)       Identification
                                                    Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
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(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events
           ____________

           On October 27, 2005, Union National Financial Corporation announced the appointment of Mark D. Gainer to the position of Chairman of the Board of Directors of both Union National Financial Corporation and Union National Community Bank. Mr. Gainer will assume the position of Chairman effective January 1, 2006. Donald H. Wolgemuth who currently serves as Chairman previously announced his retirement effective December 31, 2005. Mr. Gainer currently serves as Vice Chairman and as President and Chief Executive Officer of Union National Financial Corporation and Union National Community Bank. In addition, Carl R. Hallgren was appointed to the position of Vice Chairman of the Board of both Union National Financial Corporation and Union National Community Bank. Mr. Hallgren currently serves as a member of the Board of Directors of both entities and as Secretary of Union National Financial Corporation.

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            UNION NATIONAL FINANCIAL CORPORATION
                            (Registrant)


Dated: October 28, 2005     /s/Mark D. Gainer
                            ----------------------------------
                            Mark D. Gainer,
                            President and Chief Executive Officer
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